October 10, 1997

Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

     Re:    Minerva Fund, Inc.
            File No. 33-65568 & 811-7828

Dear Sir or Madam:

     This Supplement dated October 9, 1997 to the Registrant's Prospectus and Statement of Additional Information, each dated January 24, 1997 is being transmitted by means of electronic submission by the Fund pursuant to Rule 497(e) under the Securities Act of 1933, as amended, and Regulation S-T.

     If you have any questions concerning this filing, please do not hesitate to call me at (212) 492-1694.

Sincerely,


/s/ Amy Ward Kaup
Assistant Secretary of the Registrant

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                               MINERVA FUND, INC.

                       Supplement dated October 9, 1997
                                       to
                       Prospectus dated January 24, 1997

     The Board of Directors of Minerva Fund, Inc. (the "Company") has authorized the termination of the Company's Equity Portfolio effective December 31, 1997 or such earlier time as there shall be no shareholders remaining in the Equity Portfolio, subject to any approvals that may be required in connection therewith, as well as the subsequent liquidation of the Company.